FOURTH AMENDMENT TO LOAN AGREEMENT

            THIS FOURTH AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made and entered into as of the 1st day of December, 2006, by and among (a) LABARGE, INC., a Delaware corporation (the “Company”) and LABARGE ELECTRONICS, INC., a Missouri corporation (“LaBarge Electronics”) (individually, a “Borrower” and collectively, the “Borrowers”), (b) U.S. BANK NATIONAL ASSOCIATION and NATIONAL CITY BANK OF PENNSYLVANIA (individually, a “Lender” and collectively, the "Lenders") and (c) U.S. BANK NATIONAL ASSOCIATION, as agent for the Lenders (in such capacity, the “Agent”).

WITNESSETH:

            WHEREAS, the Borrowers, the Lenders and the Agent are parties to that certain Loan Agreement dated as of February 17, 2004, as amended by that certain First Amendment to Loan Agreement dated as of April 16, 2004, that certain Second Amendment to Loan Agreement dated as of August 18, 2005, and that certain Third Amendment to Loan Agreement dated as of February 10, 2006 (as so amended, the "Loan Agreement"; all capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Loan Agreement as amended by this Amendment); and

            WHEREAS, the Borrowers, the Lenders and the Agent desire to amend the Loan Agreement in the manner hereinafter set forth;

            NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agent hereby agree as follows:

            1.         Section 2.12(b) of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

            “(b)      [Reserved];”

            2.         Section 5.02(i) of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

            “(i)        Stock Redemptions and Distributions. The Company will not, and it will not cause or permit any Subsidiary to, declare or incur any liability to make any Distribution in respect of the capital stock or other equity interests of the Company or the capital stock, membership interests or other equity interests of such Subsidiary, as the case may be, provided, however, that (i) each wholly-owned Subsidiary shall be permitted to declare and pay cash dividends or cash distributions on their respective capital stock, membership interests or other equity interests to the Company and/or another Subsidiary and (ii) so long as no Default or Event of Default has occurred and is continuing or would be created thereby or result therefrom, the Company shall be permitted to redeem shares of its common stock so long as the aggregate consideration paid or committed to be paid by the Company during any fiscal year of the Company for or in connection with all such redemptions does not exceed the sum of $2,000,000.00.”

            3.         The Agent and the Lenders hereby agree that, notwithstanding any provision contained in Section 2.12(b) of the Loan Agreement to the contrary, LaBarge Electronics shall not be required to make a mandatory prepayment on the Term Loan inan amount equal to Fifty Percent (50%) of Consolidated Excess Cash Flow for the fiscal year of the Company ended July 2, 2006.

            4.         The Borrowers hereby jointly and severally agree to reimburse the Agent upon demand for all out‑of‑pocket costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, incurred by the Agent in the preparation, negotiation and/or execution of this Amendment and any and all other agreements, documents, instruments and/or certificates relating to the amendment of the Borrowers' existing credit facilities from the Lenders. All of the obligations of the Borrowers under this paragraph shall survive the payment of the Borrower's Obligations owed by each Borrower and the termination of the Loan Agreement.

            5.         All references in the Loan Agreement to "this Agreement" and any other references of similar import shall henceforth mean the Loan Agreement as amended by this Amendment and as the same may from time to time be further amended, modified, extended, renewed or restated. All references in the other Transaction Documents to the Loan Agreement and any other references of similar import shall henceforth mean the Loan Agreement as amended by this Amendment and as the same may from time to time be further amended, modified, extended, renewed or restated. Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Loan Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed.

            6.         This Amendment shall be binding upon and inure to the benefit of the Borrowers, the Lenders and the Agent and their respective successors and assigns, except that neither Borrower may assign, transfer or delegate any of its rights or obligations under the Loan Agreement as amended by this Amendment.

            7.         Each Borrower hereby represents and warrants to the Agent and each Lender that:

            (a)        the execution, delivery and performance by such Borrower of this Amendment are within the corporate powers of such Borrower, have been duly authorized by all necessary corporate action on the part of such Borrower and require no consent of, action by or in respect of, or filing, recording or registration with, any governmental or regulatory body, instrumentality, authority, agency or official or any other Person;

            (b)        the execution, delivery and performance by such Borrower of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Certificate or Articles of Incorporation or By‑Laws of such Borrower, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory body, instrumentality, authority, agency or official or any agreement, document or instrument to which such Borrower is a party or by which such Borrower or any of its Property or assets is bound or to which such Borrower or any of its Property or assets is subject;

            (c)        this Amendment has been duly executed and delivered by such Borrower and constitutes the legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms;

            (d)        all of the representations and warranties made by such Borrower and/or any other Obligor in the Loan Agreement and/or in any other Transaction Document are true and correct in all material respects on and as of the date of this Amendment as if made on and as of the date of this Amendment; and

            (e)        as of the date of this Amendment and after giving effect to this Amendment, no Default or Event of Default under or within the meaning of the Loan Agreement has occurred and is continuing.

            8.         In the event of any inconsistency or conflict between this Amendment and the Loan Agreement, the terms, provisions and conditions contained in this Amendment shall govern and control.

            9.         This Amendment shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

            10.       This notice is provided pursuant to Section 432.047 R.S.Mo. As used herein, “borrower(s)” means the Borrowers, “creditor” means the Lenders and the Agent and “this writing” means the Loan Agreement as amended by this Amendment and the other Transaction Documents. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

            11.       This Agreement may be executed in any number of counterparts (including facsimile counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            12.       Notwithstanding any provision contained in this Amendment to the contrary, this Amendment shall not be effective unless and until the Agent shall have received:

            (a)        this Amendment, duly executed by each Borrower, each Lender and the Agent;

            (b)        a consent of guarantors with respect to the Revolving Credit Guaranty (which must be in form and substance satisfactory to the Agent and each Lender), duly executed by each of LaBarge Electronics, LaBarge – OCS, LaBarge Properties, LaBarge/STC and Pinnacle POS;

            (c)        a consent of guarantors with respect to the Term Loan Guaranty (which must be in form and substance satisfactory to the Agent and each Lender), duly executed by each of the Company, LaBarge – OCS, LaBarge Properties, LaBarge/STC and Pinnacle POS.

            (d)        a copy of resolutions of the Board of Directors of the Company, duly adopted, which authorize the execution, delivery and performance of this Amendment;

            (e)        a copy of resolutions of the Board of Directors of LaBarge Electronics, duly adopted, which authorize the execution, delivery and performance of this Amendment;

            (f)         an incumbency certificate, executed by the Secretary of the Company, which shall identify by name and title and bear the signatures of all of the officers of the Company executing this Amendment;

            (g)        an incumbency certificate, executed by the Secretary of LaBarge Electronics, which shall identify by name and title and bear the signatures of all of the officers of LaBarge Electronics executing this Amendment; and

            (h)        certificates of corporate good standing of each of the Company, LaBarge Electronics, LaBarge – OCS, LaBarge Properties, LaBarge/STC and Pinnacle POS issued by the Secretary of State of the state of its incorporation.

            IN WITNESS WHEREOF, the Borrowers, the Lenders and the Agent have executed this Fourth Amendment to Loan Agreement as of the 1st day of December, 2006.

                                                                                    LABARGE, INC.

                                                                                    By /S/CRAIG E. LABARGE

                                                                                    Name:    CRAIG E. LABARGE

                                                                                    Title:   CEO and PRESIDENT

                                                                                    LABARGE ELECTRONICS, INC.

                                                                                    By /S/CRAIG E. LABARGE

                                                                                    Name:    CRAIG E. LABARGE

                                                                                    Title:   PRESIDENT

                                                                                    U.S. BANK NATIONAL ASSOCIATION

                                                                                    By /S/CRAIG E. LABARGE

                                                                                    Name:    CRAIG E. LABARGE

                                                                                    Title:   PRESIDENT

                                                                                    NATIONAL CITY BANK OF PENNSYLVANIA

                                                                                    By /S/CHARLES P. BUGAJSKI

                                                                                    Name:    CHARLES P. BUGAJSKI

                                                                                    Title:   VICE PRESIDENT

                                                                                    U.S. BANK NATIONAL ASSOCIATION, as Agent

                                                                                    By /S/THOMAS S. SHERMAN

                                                                                    Name:    THOMAS S. SHERMAN

                                                                                    Title:   VICE PRESIDENT

CONSENT OF GUARANTORS

            Each of the undersigned hereby consents to the terms, provisions and conditions contained in that certain Fourth Amendment to Loan Agreement dated as of December 1, 2006, by and among (i) LaBarge, Inc., a Delaware corporation (the “Company”) and LaBarge Electronics, Inc., a Missouri corporation (“LaBarge Electronics”) (individually, a “Borrower” and collectively, the “Borrowers”), (ii) U.S. Bank National Association and National City Bank of Pennsylvania (individually, a “Lender” and collectively, the “Lenders”) and (iii) U.S. Bank National Association, as agent for the Lenders (in such capacity, the “Agent”) (the "Fourth Amendment to Loan Agreement"). Each of the undersigned hereby acknowledges and agrees that (a) the execution, delivery and performance by the Borrowers of the Fourth Amendment to Loan Agreement will not adversely affect or impair any of its obligations to the Agent and/or any Lender under that certain Guaranty dated as of February 17, 2004, and executed by the undersigned in favor of the Agent and the Lenders with respect to the indebtedness of the Company to the Agent and the Lenders (the "Revolving Credit Guaranty"), (b) payment of all of the "Borrower's Obligations" (as defined in that certain Loan Agreement dated as of February 17, 2004, by and among the Borrowers, the Lenders and the Agent, as amended by that certain First Amendment to Loan Agreement dated as of April 16, 2004, that certain Second Amendment to Loan Agreement dated as of August 18, 2005, that certain Third Amendment to Loan Agreement dated as of February 10, 2006, and the Fourth Amendment to Loan Agreement and as the same may from time to time be further amended, modified, extended, renewed or restated) owed by the Company is guaranteed to the Agent and the Lenders by such undersigned pursuant to the terms of the Revolving Credit Guaranty and (c) the Revolving Credit Guaranty is in full force and effect on the date hereof and the same is hereby ratified and confirmed.

            Executed as of the 1st day of December, 2006.

                                                                                    LABARGE ELECTRONICS, INC., Guarantor

                                                                                    By /S/CRAIG E. LABARGE

                                                                                    Name:    CRAIG E. LABARGE

                                                                                    Title:   PRESIDENT

                                                                                    LABARGE/STC, INC., Guarantor

                                                                                    By /S/CRAIG E. LABARGE

                                                                                    Name:    CRAIG E. LABARGE

                                                                                    Title:   PRESIDENT

                                                                                    LABARGE – OCS, INC., Guarantor

                                                                                    By /S/CRAIG E. LABARGE

                                                                                    Name:    CRAIG E. LABARGE

                                                                                    Title:   PRESIDENT

                                                                                    LABARGE PROPERTIES, INC., Guarantor

                                                                                    By /S/CRAIG E. LABARGE

                                                                                    Name:    CRAIG E. LABARGE

                                                                                    Title:   PRESIDENT

                                                                                    PINNACLE POS, LLC, Guarantor

                                                                                    By /S/CRAIG E. LABARGE

                                                                                    Name:    CRAIG E. LABARGE

                                                                                    Title:   PRESIDENT

CONSENT OF GUARANTORS

            Each of the undersigned hereby consents to the terms, provisions and conditions contained in that certain Fourth Amendment to Loan Agreement dated as of December 1, 2006, by and among (i) LaBarge, Inc., a Delaware corporation (the “Company”) and LaBarge Electronics, Inc., a Missouri corporation (“LaBarge Electronics”) (individually, a “Borrower” and collectively, the “Borrowers”), (ii) U.S. Bank National Association and National City Bank of Pennsylvania (individually, a “Lender” and collectively, the “Lenders”) and (iii) U.S. Bank National Association, as agent for the Lenders (in such capacity, the “Agent”) (the "Fourth Amendment to Loan Agreement"). Each of the undersigned hereby acknowledges and agrees that (a) the execution, delivery and performance by the Borrowers of the Fourth Amendment to Loan Agreement will not adversely affect or impair any of its obligations to the Agent and/or any Lender under that certain Guaranty dated as of February 17, 2004, and executed by the undersigned in favor of the Agent and the Lenders with respect to the indebtedness of LaBarge Electronics to the Agent and the Lenders (the "Term Loan Guaranty"), (b) payment of all of the "Borrower's Obligations" (as defined in that certain Loan Agreement dated as of February 17, 2004, by and among the Borrowers, the Lenders and the Agent, as amended by that certain First Amendment to Loan Agreement dated as of April 16, 2004, that certain Second Amendment to Loan Agreement dated as of August 18, 2005, that certain Third Amendment to Loan Agreement dated as of February 10, 2006, and the Fourth Amendment to Loan Agreement and as the same may from time to time be further amended, modified, extended, renewed or restated) owed by LaBarge Electronics is guaranteed to the Agent and the Lenders by such undersigned pursuant to the terms of the Term Loan Guaranty and (c) the Term Loan Guaranty is in full force and effect on the date hereof and the same is hereby ratified and confirmed.

            Executed as of the 1st day of December, 2006.

                                                                                    LABARGE, INC., Guarantor

                                                                                    By /S/CRAIG E. LABARGE

                                                                                    Name:    CRAIG E. LABARGE

                                                                                    Title:   CEO and PRESIDENT

                                                                                    LABARGE/STC, INC., Guarantor

                                                                                    By /S/CRAIG E. LABARGE

                                                                                    Name:    CRAIG E. LABARGE

                                                                                    Title:   PRESIDENT

                                                                                    LABARGE – OCS, INC., Guarantor

                                                                                    By /S/CRAIG E. LABARGE

                                                                                    Name:    CRAIG E. LABARGE

                                                                                    Title:   PRESIDENT

                                                                                    LABARGE PROPERTIES, INC., Guarantor

                                                                                    By /S/CRAIG E. LABARGE

                                                                                    Name:    CRAIG E. LABARGE

                                                                                    Title:   PRESIDENT

                                                                                    PINNACLE POS, LLC, Guarantor

                                                                                    By /S/CRAIG E. LABARGE

                                                                                    Name:    CRAIG E. LABARGE

                                                                                    Title:   PRESIDENT